Exhibit 10.2

CONSULTING AGREEMENT

ADDENDUM

THIS ADDENDUM, being entered into and having an effective date of this 21st day of March, 2014, is made to the Consulting Agreement by and between First Physicians Capital Group, Inc., a Delaware corporation (“the Company”), and Sean J. Kirrane, an individual (“the Consultant”) dated June 30, 2013 (“the Consulting Agreement”).

WHEREAS, the Consulting Agreement set forth on its Exhibit A a description of the Services to be provided by the Consultant and the schedule and/or deadline for the rendition of those Services (“Exhibit A”);

WHEREAS, a number of unforeseen circumstances beyond the control of the Consultant have occurred which inhibit the ability of the Consultant to perform certain of those services as scheduled; and

WHEREAS, the Company and the Consultant have agreed to make certain amendments to the Consulting Agreement relating to the completion of these Services.

NOW, THEREFORE, in consideration of the mutual terms, covenants and conditions hereinafter set forth, the parties hereto do hereby agree that the Consulting Agreement is amended and supplemented as follows:

1 Deadline Removal. The items set forth as Services on Exhibit A numbered (1) Catch up audits and SEC Filings for Fiscal 2011 & 2012; (2) Generate Interim Accounting Statements for Fiscal 2013; and (5) OU Affiliation Agreement between OU and Client Hospitals (“the Effected Services”) henceforth shall no longer be subject to their respective deadlines as set forth on Exhibit A.

2. Bonus Compensation. To the extent that the Consultant’s bonus compensation as set forth in Exhibit B to the Consulting Agreement is dependant upon completion of the Effected Services on or before the scheduled deadlines as set forth in Exhibit A, the Consulting Agreement is hereby amended to allow such bonus compensation to be earned upon actual completion of the Effected Services without regard to the deadlines previously set forth.

3 Effect of Addendum. Except as expressly set forth herein, nothing contained in this Addendum shall amend, change, modify, or alter any other provision in the Consulting Agreement.

THE PARTIES TO THIS AGREEMENT HEREBY ACKNOWLEDGE THAT THEY HAVE READ AND UNDERSTAND THE ADDENDUM AND CONSENT AND AGREE TO BE BOUND BY ALL OF THE TERMS AND CONDITIONS THEREOF.

IN WITNESS WHEREOF, the Company has caused this Addendum to be executed by its duly authorized officer and the Consultant has hereunto set his hand as of the day and year first above written.

THE CONSULTANT:

/s/ Sean J. Kirrane
Sean J. Kirrane

THE COMPANY:

FIRST PHYSICIANS CAPITAL GROUP, INC.

By:	/s/ Richardson Sells
Name:	Richardson Sells
Title:	Chairman of the Compensation Committee Board Member

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